Exhibit (q)(1)

JANUS DETROIT STREET TRUST (THE “TRUST”)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints the President and Chief Executive Officer of the Trust; Vice President, Chief Legal Officer, and Secretary of the Trust; Chief Financial Officer, Vice President, Treasurer, and Principal Accounting Officer of the Trust, and Eric S. Purple of Stradley, Ronon, Stevens & Young, LLP and each of them, severally, his/her true and lawful attorneys-in-fact and agents in his/her name, place and stead to execute for and on his/her behalf any and all filings and amendments related to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and/or the Investment Company Act of 1940, as indicated below, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 17th day of July, 2024.

Signature	Title

/s/ Gregory R. Trinks	Trustee
Gregory R. Trinks

JANUS DETROIT STREET TRUST (THE “TRUST”)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints the President and Chief Executive Officer of the Trust; Vice President, Chief Legal Officer, and Secretary of the Trust; Chief Financial Officer, Vice President, Treasurer, and Principal Accounting Officer of the Trust, and Eric S. Purple of Stradley, Ronon, Stevens & Young, LLP and each of them, severally, his/her true and lawful attorneys-in-fact and agents in his/her name, place and stead to execute for and on his/her behalf any and all filings and amendments related to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and/or the Investment Company Act of 1940, as indicated below, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 3rd day of February, 2021.

Signature	Title

/s/ Clifford J. Weber	Chairman and Trustee
Clifford J. Weber

JANUS DETROIT STREET TRUST (THE “TRUST”)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints the President and Chief Executive Officer of the Trust; Vice President, Chief Legal Officer, and Secretary of the Trust; Chief Financial Officer, Vice President, Treasurer, and Principal Accounting Officer of the Trust, and Eric S. Purple of Stradley, Ronon, Stevens & Young, LLP and each of them, severally, his/her true and lawful attorneys-in-fact and agents in his/her name, place and stead to execute for and on his/her behalf any and all filings and amendments related to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and/or the Investment Company Act of 1940, as indicated below, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 3rd day of February, 2021.

Signature	Title

/s/ Maureen T. Upton	Trustee
Maureen T. Upton

JANUS DETROIT STREET TRUST (THE “TRUST”)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints the President and Chief Executive Officer of the Trust; Vice President, Chief Legal Officer, and Secretary of the Trust; Chief Financial Officer, Vice President, Treasurer, and Principal Accounting Officer of the Trust, and Eric S. Purple of Stradley, Ronon, Stevens & Young, LLP and each of them, severally, his/her true and lawful attorneys-in-fact and agents in his/her name, place and stead to execute for and on his/her behalf any and all filings and amendments related to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and/or the Investment Company Act of 1940, as indicated below, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 3rd day of February, 2021.

Signature	Title

/s/ Jeffrey B. Weeden	Trustee
Jeffrey B. Weeden